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EXHIBIT 32

               CERTIFICATION PURSUANT TO 18 U.S.C. 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Teleconnect Inc. (the "Company") for the quarter ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the Report), the undersigned Chief Executive Officer and Principal Financial and Accounting Officer of the Company each hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.


DATED: AUGUST 20, 2007


/S/ GUSTAVO GOMEZ                              /S/ ALFONSO DE BORBON
-----------------------------                  ------------------------------
GUSTAVO GOMEZ, DIRECTOR,                       ALFONSO DE BORBON,
CHIEF EXECUTIVE OFFICER,                       DIRECTOR, EXECUTIVE VICE
PRESIDENT, CHIEF FINANCIAL                     PRESIDENT AND CHIEF OPERATING
OFFICER AND TREASURER                          OFFICER